Exhibit 99.2
Precision Oncology Through Synthetic Lethality April 2024

2 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation.

3 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) All programs address significant unmet medical need, are synergistic with other anticancer therapies, and potentially differentiated in safety and tolerability ATR - Ataxia telangiectasia and Rad3‐related DDR – DNA Damage Response Precision Oncology via Novel Synthetic Lethality Therapeutics • First macrocyclic ATR inhibitor • Highly selective with continuous daily dosing targeted • Phase 1/2a – Ongoing Dose Escalation • Readout 1Q 2025 • Solid tumor with DDR mutation • Pre-clinical proof-of-principle • Anti-tumor activity at nanomolar concentration • Preserved hematologic safety profile • Best in class, next generation • Pre-clinical proof-of-principle • Highly potent and selective anti-tumor activity • Limited off target effect • Ovarian cancer with Cyclin E over expression (OVCAR-3) • Stable hematologic function • Favorable pharmacokinetics • IND cleared March 2024 • Phase 1 planned for 1H 2024 • Lead optimization • Target identified from our RepliBiom discovery platform ATR Inhibitor: ATRN-119 WEE1 Inhibitor: APR-1051 DDR Inhibitor: Undisclosed

4 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Robust DDR Development Pipeline Milestones 2024-2025 Anticipated Clinical Milestones 1. A Multi-Center Evaluation of WEE1 Inhibitor in Patients with Advanced Solid Tumors, APR-1051 2024 2025 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q ATR ATRN-119 Complete Dose Escalation RP2D Enroll First Patient Additional Open-Label Efficacy Data WEE1 APR-1051 Phase 1 – Monotherapy Dose Escalation (ACESOT-1051 trial)1 Enroll First Patient Open-Label RP2D Efficacy Data IND Cleared Clinical Update Phase 1/2a – Monotherapy Dose Expansion Phase 1/2a – Monotherapy Dose Escalation Initial Efficacy Results

5 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Synthetic Lethality • Cancer cell death only upon the loss of function of two codependent pathways • DNA Damage Response (DDR) allows cells to pause and self repair during replication (mitosis) • Inhibition of DDR leads to mitotic catastrophe and cell death • ATR and WEE1 inhibitors are integral to stopping DDR and are emerging targets for cancer cell death • Builds on scientific innovation led by Aprea founder and key personnel1 1 Gilad et al, (2010) Cancer Res. Healthy cell Pathway A Pathway B Active cancer cell Pathway A Pathway B Dead cancer cell Pathway A Pathway B Active cancer cell Pathway A Pathway B

6 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Leadership with Strong Drug Development and Commercial Expertise Pioneers in Synthetic Lethality Management Board of Directors Richard Peters, M.D., Ph.D. Chairman of the Board Oren Gilad, Ph.D. President and CEO Jean-Pierre Bizzari, M.D. Director Marc Duey Director Michael Grissinger Director Gabriela Gruia, M.D. Director John Henneman Director Rifat Pamukcu, M.D. Director Bernd R. Seizinger, M.D., Ph.D. Director Oren Gilad, Ph.D. President and CEO John Hamill Sr. Vice President and CFO Nadeem Mirza, M.D., MPH Senior Medical Advisor Ze’ev Weiss, CPA, B.Sc. Chief Business Advisor Mike Carleton, Ph.D. Translational Medicine Advisor Brian Wiley SVP, Corporate Strategy

7 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 Clinical Proof-of-Concept

8 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119: First and Only Macrocyclic ATR Inhibitor1 Macrocycles: A Well-Evolved Approach for PIK-Related Kinase Inhibition (e.g., rapamycin and mTOR)2-4 1 Based on company knowledge 2 Brown, EJ et al, (1994) Nature 3 Brown, EJ et al, (1995) Nature 4 Brown, EJ and SL Schreiber, (1996) Cell Benefits of Unique Cyclic Skeleton Structure vs Competitors’ First-Generation Acyclic Structure Macrocycles restrict the number of conformations that can be formed, which can: • Increase potency • Increase selectivity These effects can then promote: • Increased tolerability by decreasing off-targeting • Permit more efficacious dosing

9 © 2024 Aprea Therapeutics, Inc. All Rights Reserved AR-276-01: Aprea Phase 1/2a - Study Overview A Phase 1/2a, Open-Label, Safety, Pharmacokinetic, and Preliminary Efficacy Study of Oral ATRN-119 in Patients with Advanced Solid Tumors Part 1 Up to 30 patients Dose escalation (8 dose levels*) 3+3 design Primary objectives: • Safety, MTD, RP2D • Pharmacokinetics Secondary objectives: • Antitumor activity (RECIST/PCWG3) Exploratory objectives: • Association between identified mutations and clinical outcomes Patient Population: Male or female subjects 12 years of age or older with solid tumors harboring specific DDR mutations per NGS Part 2 Up to 30 patients Dose expansion, after MTD / RP2D established Sites: 4 US sites for dose escalation • University of Pennsylvania • Mary Crowley Cancer Research • University Hospitals Cleveland Medical Center • Yale Cancer Center Patient enrollment: 60 patients in total • Escalation phase: up to 30 patients • Expansion phase: up to 30 patients IMP: ATRN-119 is an oral ATR kinase inhibitor given daily *Planned protocol amendment adding cohorts 7 and 8

10 © 2024 Aprea Therapeutics, Inc. All Rights Reserved 3+3 dose escalation with once-daily dosing (up to 30* patients) Dose expansion (up to 30 patients) Potential indications Colorectal Prostate Gastric Endometrial Mutations Undisclosed RepliBiom biomarkers Aprea AR-276-01 Study MTD/RP2D *Planned protocol amendment adding cohorts 7 and 8 = cleared Dose level 1 50 mg Dose level 2 100 mg Dose level 3 200 mg Dose level 4 350 mg Dose level 5 550 mg Dose level 6 800 mg Currently Enrolling Dose level 7 1,100 mg Dose level 8 1,300 mg

11 © 2024 Aprea Therapeutics, Inc. All Rights Reserved CONFIDENTIAL Site Key 001 - University of Pennsylvania 002 - Mary Crowley Cancer Research 003 - University Hospitals Cleveland Medical Center 004 - Yale Cancer Center 30 55 112 55 25 46 57 55 188 57 53 22 0 20 40 60 80 100 120 140 160 180 200 001-001 002-002 003-003 003-004 002-005 002-006 003-007 002-008 003-009 003-010 003-011 004-012 003-013 004-014 003-015 003-016 550 mg 350 mg 200 mg 100 mg 50 mg Unrelated death AR-276-01 Summary of Duration of Treatment Update – March 12, 2024 Study patient Days on treatment * * * * * * * * * Stable disease Treatment continues * Progressive Disease ATRN-119 once-daily dose * * Consent withdrawal 43 17 5 36 Not all data source verified Dose increased to 350 mg

12 © 2024 Aprea Therapeutics, Inc. All Rights Reserved CONFIDENTIAL No ATRN-119 Related SAE or Grade 4 Adverse Events Reported As of March 12, 2024: Ten Of Sixteen Patients Experienced AEs# Possibly/probably Related to ATRN-119 # No grade 4 AEs were observed * Resulted in treatment interruption Not all data source verified Diarrhea Grade 1 (001-001*, 003-003, 004-014) Vomiting Grade 1 (001-001*) Non-cardiac chest pain Grade 1 (001-001) Dehydration Grade 2 (001-001*) Decreased Appetite Grade 1 (001-001) Hypotension Grade 2 (001-001*) Nausea Grade 1 (002-006, 004-012) Fatigue Grade 1 (002-008, 003-013) Grade 2 (002-005) Grade 3 (003-011) on C1D8-9 coincided with SAE altered mental status caused by scopolamine patch and oxycodone (SAE unrelated to study treatment) Gastrointestinal General Metabolism Vascular Related AEs Hypokalemia Grade 1 (003-015)

13 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 2024-2025 Anticipated Clinical Milestones Planned protocol amendment adding cohorts 7 and 8 to monotherapy dose escalation 1Q2024 Milestone Timeline Phase 1/2a – Monotherapy Dose Escalation Potential efficacy data 2H 2024 Complete Dose Escalation 4Q 2024 RP2D 1Q 2025 Phase 1/2a – Monotherapy Dose Expansion First Patient Enrolled 1Q 2025 Additional Open-Label Efficacy Data 3Q 2025

14 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 Preclinical Proof-of-Principal

15 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor – ATRN-119 Mechanism of Action – Prevent CHK1 Phosphorylation by ATR Kinase pCHK1 – Phosphorylated Checkpoint kinase 1 Data on file No Treatment ATRN-119 Tumor Samples Pharmacodynamics - ɣH2AX (green) -9 -8 -7 -6 -5 0 20 40 60 80 100 120 ATRN-119 / E v ATR/ATRIP(h) Log10 [ATRN-119] (M) Activity (% Control) ATRN-119 binds to ATR …inhibits its biological activity… …and triggers replication fork collapse and double-strand breaks (ɣH2AX) -9 -8 -7 -6 -5 0 20 40 60 80 100 120 ATRN-119 / E v ATR/ATRIP(h) Log10 [ATRN-119] (M) A c t i v i t y ( % C o n t r o l ) NT NT 125 62 32 16 8 4 2 1 Phos-CHK1 Control (GAPDH) nM 0.5 0.25 + Replication stress Replication fork collapse Double strand breaks Cancer cell death ATR Inactive ATRN-119 Active pCHK1 Inactive CHK1 ATR active Cell cycle pause DNA repair Cancer cell survival

16 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 Preclinical Profile Nanomolar potency in vitro across a broad spectrum of cancer cell lines Strong tumor control observed in vivo, including in challenging genetic backgrounds N=4 female mice per group, ATRN-119 - 100 mg/kg/day P.O, ATRN-157 - 20 mg/kg/day SQ. ATRN-157 is an active metabolite identified in dogs receiving ATRN-119 P.O.. In vitro metabolism studies in dog and human hepatocytes and liver microsomes indicated formation of ATRN-157 in both species. Potency and selectivity of ATRN-157 was comparable to ATRN-119. Pre-clinical studies with ATRN-119 and ATRN-157. Tumor Growth Inhibition HCT-116 (KRASG13D, p53 null) Body Weight HCT-116 (KRASG13D, p53 null)

17 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 + Olaparib: Regression of BRCA2-Deficient Ovarian (HGSOC) Tumors N=6-8 mice per group, ATRN-119 - 90 mg/kg P.O BID, Olaparib - 50 mg/kg/day P.O, ATRN-119+Olaparib at the same doses and schedules. Pre-clinical studies with ATRN-119. Data on file ATRN-119 + Olaparib Inhibits Ovarian Tumor Growth Over Time ATRN-119 + Olaparib Shows Negligible Weight Loss Over Time Body Weight Human ovarian PDX Tumor Growth Inhibition Human ovarian PDX

18 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 A Potentially Differentiated ATRi

19 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Reported Challenges with Other ATR Inhibitors First Generation Compounds Share Similar Core, Backbone, Toxicity, and Intermittent Dosing Schedule Note: Head-to-head studies with ATRN-119 have not been conducted 1 Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30, October 2019, Pages v165-v166 2 Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017 3 First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al. 4 Repare announced a worldwide license and collaboration agreement with Roche on June 1, 2022 5 Preliminary Phase 1 Data From Ongoing First-in-Human Phase 1/2 TRESR Study of RP-3500, AACR 2022 Parameter Route of Administration Oral Oral Oral MTD/RP2 Dose Schedule 160mg BID, 2-weeks-on, 2-weeks-off, or: Continuous dosing1 40mg BID, 3-days-on/4-days-off 160mg QD, 3-days-on/4-days-off Main Grade ≥3 Hematological toxicities Patriot 1, Escalation Phase, 160mg, BID2 : Anemia (1/6, 17%) Patriot 2, Expansion Phase1 : Fatigue, anemia, nausea, and thrombocytopenia (not differentiated) (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off Anemia (2/2, 100%) Neutropenia (1/2, 50%) Anemia (23/95, 24%) Neutrophil count decreased (10/95, 11%) Platelet count decreased (5/95, 5%) AstraZeneca AZD67381,2 Bayer BAY18953443 Repare / Roche4 RP-35005 N N NH N N N N O N N N O S O HN CH3 N NH N N O N N HO O N NH

20 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Tumor reduction and regrowth Continuous tumor reduction Drug “On” Drug “Off” Drug “On” ATRN-119 Daily Dosing Means Continuous Tumor Reduction Intermittent Dosing May Lead to Tumor Resistance

21 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Daily Dosing Is Clinically Superior Based on Other ATRi in Development Artios ATR Inhibitor: ART0380 Initial Results From Phase 1 Dose Escalation1 1ART0380-ESMO-Poster-2023 Efficacy Among Measurable Patients • Continuous – ORR 29% (2/7). One of two responders treated at twice the RP2D. • Intermittent – ORR 8% (2/26). One of two responders treated at twice the RP2D. Dose Escalation Phase • 49 patients • Continuous dosing: QD; Range 200-400mg, (n=10) • Intermittent dosing: 3D on/4D off; Range 100 - 1,200mg, (n=39) RP2D • Continuous = 200mg • Intermittent dosing = 600mg Safety • 36% Anemia Grade 3 at doses considered tolerable

22 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119: Potential Best-in-Class Oral ATR Inhibitor with Structurally Differentiated Core, Backbone, and Toxicity Profile Note: ATRN-119 has not yet been tested clinically 1 ATRN-119, Phase 1/2a Clinical Study Protocol 2 Internal pre-clinical head-to-head tolerability study in male beagle dogs. Parameter Route Of Administration Oral Clinical Studies Chosen (MTD/RP2D), Dose Schedule Continuous daily dosing (RP2D TBD in Phase 1)1 Hematological toxicities in preclinical studies Pre-Clinical, Toxicology Studies: • In 28-day GLP tox study in dogs, hematological changes were of small magnitude and within normal ranges • In a head-to-head comparative tolerability study, ATRN-119 demonstrated significantly less toxicity than another oral ATRi that is currently in clinical development2 ATRN-119 potential for reduced toxicity could make it a preferred ATR inhibitor as a single agent, as well as a candidate for combination with standard-of-care therapies. ATRN-119 (1)

23 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 ACESOT-1051: First-in-human phase 1 study of WEE1 inhibitor APR-1051 in patients with advanced solid tumors harboring cancer-associated gene alterations

24 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051: Study Design Multi-center, open-label Phase 1 single-agent APR-1051 dose escalation and dose selection optimization Assess the safety, pharmacokinetics, pharmacodynamics, and preliminary efficacy of single-agent APR-1051 in advanced solid tumors harboring cancer-associated gene alterations Enrollment up to 79 patients Patients aged 18 years or older with advanced solid tumor harboring cancer-associated gene alterations Oral APR-1051 will be administered once-daily for 28-day cycles RP2D Part 2 Dose selection optimization further evaluation of the selected 2 dose levels Up to 40 patients Part 1 Dose escalation accelerated titration followed by a BOIN design Up to 39 patients Primary objectives: Safety, DLT, MTD/MAD, RP2D Secondary objectives: Pharmacokinetics, Antitumor activity (RECIST/PCWG3) Exploratory objectives: Pharmacodynamics Select two doses

25 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051: Study Design Single-agent APR-1051 dose escalation study schema BOIN design 3-12 patients per dose level Accelerated titration 1-6 patients per dose level Up to 39 patients with advanced solid tumors harboring cancer-associated gene alterations Select two doses Dose level 1 Dose level 2 Dose level 3 Dose level 4 Dose level 5 Dose level 6 Dose level 7 Dose level 8

26 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051: Study Design Single-agent APR-1051 dose selection optimization study schema & key eligibility criteria 1:1 randomization RP2D Selected dose 1 Selected dose 2 Up to 40 patients with advanced solid tumors harboring cancer-associated gene alterations INCLUSION CRITERIA ▪ Age 18 years or older with ECOG PS 0 or 1 (or KPS ≥ 70) ▪ Diagnosis of advanced/metastatic solid tumor that is either locally advanced and not amenable to curative therapy or stage 4 disease with: ▪ Amplification/overexpression of CCNE1 or CCNE2 regardless of tumor type, or ▪ Deleterious mutations in FBXW7 or PPP2R1A regardless of tumor type, or ▪ Colorectal cancer with KRAS-GLY12 and TP53 co-mutation, or ▪ Uterine serous carcinoma regardless of biomarker status ▪ Measurable disease per RECIST version 1.1 (PCWG3 criteria for patients with mCRPC) ▪ Recovered to Grade 1 or baseline from prior treatment-related toxicity/AEs ▪ Adequate bone marrow and organ function

27 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 Preclinical Proof-of-Principle

28 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor – APR-1051 Mechanism of Action – Prevent CDK1 Phosphorylation by WEE1 Kinase pCDK1- Phosphorylated Cyclin Dependent Kinase 1 Data on file -10 -9 -8 -7 -6 0 20 40 60 80 100 120 ATRN-1051 Log10 [ATRN1051] (M) Activity (% Displacement) -5 -4 -3 -2 -1 0 1 2 3 4 5 0 1 2 3 4 5 6 Cumulative Cell Doublings Days Post Initial Treatment NT 125nm 250nm 500nm APR-1051 binds to WEE1 …inhibits its biological activity… …and triggers mitotic catastrophe and cancer cell death Mitotic catastrophe Cancer cell death WEE1 inactive APR-1051 Active pCDK1 Inactive CDK1 Mitotic cycle pause DNA repair WEE1 Cancer cell survival active Phos-CDK1 Control (Tubulin) µM APR-1051

29 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Pre-clinical studies with APR-1051 Data on file Tumor Growth Inhibition OVCAR-3 N=7 mice per group, APR-1051, exploratory formulation - 30 mg/kg/day APR-1051 Demonstrated Potentially Compelling Anti-tumor Activity IND Cleared March 2024 Vehicle APR-1051

30 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 A Potentially Differentiated Wee1i

31 © 2024 Aprea Therapeutics, Inc. All Rights Reserved AstraZeneca Adavosertib (AZD-1775)1,2 Zentalis Azenosetrib (ZN-c3)1 Aprea APR-1051 On-Target IC50 (nM) WEE1 3.8 3.8 1.9 APR-1051 Potentially Differentiated from Other WEE1 Inhibitors APR-1051 Potent and Structurally Differentiated, with High Selectivity to Limit Off-target Toxicity Note: Head-to-head studies have not been conducted 1 Huang et al, (2021) J Med Chem 2AstraZeneca announced in July 2022 the discontinuation of development of AZD-1775 31 AACR-NCI-EORTC Meeting, Poster C147, 2023 Undisclosed ZN-c3 = 92.1 nM APR-1051 = 15,900 nM ZN-c3 = 32.0 nM APR-1051 = 1,800 nM ZN-c3 = 52.2 nM APR-1051 = 31,600 nM PLK1 Inhibition IC50 values show >150-fold PLK2 Inhibition IC50 values show >50-fold PLK3 Inhibition IC50 values show >600-fold -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK1 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK2 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK3 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051

32 © 2024 Aprea Therapeutics, Inc. All Rights Reserved PLK1 Inhibition Reduces Cytotoxic Effects of WEE1 Inhibitors Minimal PLK1 Co-inhibition Enables Full Therapeutic Potential APR-1051 AACR-NCI-EORTC Meeting, Poster C147, 2023 0 nM NT 675 nM 25 nM 225 nM 75 nM Phos– H2AX Control (MCM3) Phos-CDK1 300 nM APR-1051 + increasing GSK-461364 37 nM 111 nM 333 nM APR-1051 1 µM 37 nM 111 nM 333 nM 1 µM Phos-H2AX Control (MCM3) NT 75 nM GSK-461364 Phos-CDK1 Control (MCM3) 37 nM 111 nM 333 nM 1 µM 37 nM 111 nM 333 nM NT 1 µM 400 nM BI-2536 APR-1051 Phos-H2AX Phos-CDK1 Dose range of PLK inhibitor GSK-461364 in combination with a single dose of APR-1051 in OVCAR-3 cells PLK inhibitor, GSK-461364 interferes with the effects of APR-1051 in OVCAR-3 cells PLK inhibitor, BI-2536, interferes with the effects of APR-1051 in OVCAR-3 cells

33 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Preclinical Data Highlight Potentially Favorable PK Properties Note: Head-to-head studies have not been conducted 1 Data from an exploratory formulation of APR-1051 administered to fasted Balb/c mice 2 Data from study in A-427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 Based on Pre-clinical Studies, APR-1051 Shows Potentially Favorable Drug Exposure AACR-NCI-EORTC Meeting, Poster C147, 2023 APR-10511 Zentalis Azenosertib (ZN-c3)2 AstraZeneca Adavosertib (AZD-1775)2 Dose (mg/kg/d) 10 20 40 80 20 40 80 Cmax ng/ml 1,460 1,167 1,997 5,100 635 2,460 4,703 Tmax hr 3 1 1 1 1 1 1 AUC0-24, ng*hr/ml 16,739 4,863 17,088 39,722 1,494 6,313 13,408

34 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Shows Negligible Inhibition of hERG Channels AACR-NCI-EORTC Meeting, Poster C147, 2023 In vitro kinase assays IC50 Average WEE1 kinase IC50 hERG inhibition IC50 Average hERG IC50 Fold difference between kinase IC50 and hERG IC50 LanthaScreen (Thermo) Hotspot (Reaction Biology) HEK293 cells (Medicilon) CHO cells (WuXi) hERG inhibition over WEE1 kinase inhibition 2.2 nM 41.4 nM 21.8 nM 8,840 nM 660 nM 4,750 nM 218-fold (range 16- to 3,946-fold) QT prolongation AEs were reported with some competitor WEE1 inhibitors

35 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Suppresses Tumor Growth While Causing Little Effect on RBCs and Body Weight Vehicle ATRN-1051, 15mg/kg PO, BID, 5 on/ 2 of 0 5 10 15 RBC (10 12 /L) Vehicle ATRN-1051, 15mg/kg PO, BID, 5 on/ 2 of 0 200 400 600 800 Retiuclocyte Count (10 9 /L) AACR-NCI-EORTC Meeting, Poster C147, 2023 Tumor Volume (mm3 ) (Mean±SEM) Body Weight (g) (Mean±SEM) APR-1051 15mg/kg, PO, BID, 5 on/2 off x 28 days Vehicle 10mL/kg, PO, QD x 28 days OVCAR Xenograft Tumor Model in Female Nude Mice Heme Toxicity (Mean±SEM) Days Post Treatment 28 Days Post Treatment Days Post Treatment

36 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 2024-2025 Anticipated Clinical Milestones Milestone Timeline Phase 1 – Monotherapy Dose Escalation Enroll first patient 1H 2024 Clinical Update 4Q 2024 Open-Label Efficacy Data 2Q 2025 RP2D 2H 2025

37 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Strong Intellectual Property Portfolio Family 1: Ataxia Telengiectasia and Rad3-Related (ATR) Protein Kinase Inhibitors • Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 • Patents granted in AU, CA, CN, EP, IL, JP, MX, HK. National phase examinations ongoing in BR, IN, KR • 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 • 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 • 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 Family 2: ATR Inhibitors and Methods of Use • Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 • Issued on May 28th, 2019 as U.S. Patent 10,301,324 Family 3: ATR Inhibitor Pharmaceutical Composition and Methods • International application filed on Apr. 14th, 2023 • Pharmaceutical formulation and composition of our lead molecule in the clinic Family 4: WEE1 Inhibitor Pharmaceutical Compositions and Methods • International Application filed on Jun. 3rd, 2022 • Composition of our lead WEE1 inhibitor compounds Family 5: Methods of Treating Cancer • U.S. Provisional Application filed on Oct. 20th, 2023 • Clinical methods of treating advanced solid cancer tumors using lead molecule Four issued US patents protecting lead molecule and analogs

38 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization Cash & Equivalents of $21.6M as of December 31, 2023 Closed approximately $16.0M (before deducing placement agent fees and offering costs of approximately $1.4 million) from our private placement of our common stock in March 2024 with the potential to receive up to an additional $18.0 million upon cash exercise of accompanying warrants at the election of the investors. Securities Common Equivalents as of April 8, 2024 Preferred Stock (as converted) 28,112 Common Stock 5,430,215 Warrants: Pre-Funded Tranche A Tranche B Total 507,076 1,097,394 1,097,394 2,701,864 Options 682,101 Restricted Stock Units 28,130 Fully Diluted Equivalents 8,870,422

39 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Financed into 3Q 2025 • Reach short term inflection points and catalysts • Evaluate optimal strategic partnerships Near term catalysts • Phase 1/2a ATRN-119 potential efficacy 2H 2024; complete dose escalation 4Q 2024 • Initiate Phase 1 for APR-1051 1H 2024 Diversified portfolio with best in class, de-risked clinical and preclinical programs • Highly potent and selective ATR and WEE1 inhibitors • Opportunities in ovarian, colorectal, prostate, and breast cancers • Single agent and combination therapies Technology developed by pioneers in synthetic lethality • Management with strong drug development and commercial expertise Investment Highlights